EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (the "Agreement"), dated as of May 7, 2009, by and among White Mountain Titanium Corporation, a Nevada corporation (the "Company"), and Rubicon Master Fund (the "Investor").

WHEREAS:

A.          The Company and the Investor are parties to that certain Securities Purchase Agreement, dated as of July 11, 2005 (as amended prior to the date hereof, the "Existing Securities Purchase Agreement"), pursuant to which the Investors purchased from the Company (i) certain shares of Series A Convertible Preferred Stock, which are convertible into shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock") and (ii) a warrant (the "Existing Warrant") to acquire up to 6,250,000 shares of Common Stock (as exercised, the "Existing Warrant Shares").

B.           The Company and the Investor desire to enter into this Agreement, pursuant to which, among other things, (i) on the Closing Date (as defined below), the Company and the Investor shall exchange (the "Exchange") the Existing Warrant to acquire up to 6,250,000 shares of Common Stock for a warrant in the form attached hereto as Exhibit A (the "Exchanged Warrant"), to acquire up to 6,250,000 shares of Common Stock (as exercised, the "Exchanged Warrant Shares") and (ii) immediately following the Closing Date, the Investor shall acquire 2,000,000 (two million) Exchanged Warrant Shares upon exercise of its Exchanged Warrant (collectively, the "Exercised Warrant Shares").

C.           The exchange of the Existing Warrant of the Investor for the Exchanged Warrant is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act.

D.           The Exchanged Warrant and the Exchanged Warrant Shares collectively are referred to herein as the "Securities".

E.           Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Existing Securities Purchase Agreement, as amended hereby.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Company and the Investor hereby agree as follows:

1.	EXCHANGE OF EXISTING WARRANT; EXERCISE OF EXCHANGED WARRANT.

(a)           Exchange. Subject to satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, at the Closing, the Investor shall surrender to the Company the Existing Warrant and the Company shall issue and deliver to the Investor the Exchanged Warrant.

(b)           Exercise of Existing Warrant.  On the Closing Date, the Investor shall (i) execute and deliver to the Company an exercise notice in the form attached hereto as Exhibit B (the "Exercise Notice"), pursuant to which the Investor shall elect to acquire the Exercised Warrant Shares pursuant to an exercise under the Existing Warrant and (ii) wire to the Company $1,000,000 (One Million Dollars) as payment of the Exercise Price (as defined in the Exchanged Warrant) (the "Exercised Warrant Price") with respect to such Exercise Notice in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose.  The Exercise Notice and the Exercised Warrant Price shall be held in escrow by the Company and automatically released by the Investor immediately following the Closing Date.  Immediately following the Closing Date, the Company shall issue and deliver to the Investor the Exercised Warrant Shares by causing The Depository Trust Company ("DTC") to credit the applicable Exercised Warrant Shares to the account of Goldman Sachs & Co. (DTC# 5208), broker to the Investor (the "Investor Broker") in accordance with terms of the Exchange Transfer Agent Instructions (as defined below).

(c)           Closing Date.  The date and time of the closing of the Exchange (the "Closing") shall be 11:00 a.m., New York Time, on May 8, 2009 (the "Closing Date"), subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 5 and 6 below (or such earlier or later date as is mutually agreed to by the Company and the Investor).  The Closing shall occur on the Closing Date at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

2.	REPRESENTATIONS AND WARRANTIES

With respect to Section 2(a) and (b)(i) below, the representations and warranties to the transactions pursuant to the Existing Securities Purchase Agreement and the securities issued thereby are hereby deemed for purposes of this Agreement to be references to the transactions hereunder and the issuance of the Securities hereby, and in addition (i) all reference to "this Agreement" shall be deemed references to this Agreement; (ii) all references therein to "Closing Date" shall be deemed references to the Closing Date as defined in Section 1(d) above, (iii) all references to the "Warrant Shares" shall be deemed references to the Exchanged Warrant Shares, (v) all references to the "Warrants" shall be deemed references to the Exchanged Warrant, (vi) all references to "the date hereof" shall be deemed references to the date of this Agreement; (vii) all references to "Transaction Documents" shall be deemed references to this Agreement, the Exchanged Warrant and any other documents or agreements executed in connection with the transactions contemplated hereunder and (viii) all reference to the "Securities" shall be deemed references to the Securities as defined in this Agreement; provided, however, that notwithstanding the foregoing, no representation or warranty shall be deemed to be given by the Company or the Investor with respect to the Preferred Shares, the Conversion Shares or the Certificate of Designations for purposes of this Section 2.

(a)           Investor Representations.  The Investor hereby represents and warrants to the Company as to the Exchanged Warrant and the Exchanged Warrant Shares as set forth in Section 3.2(a), (b), (c) and (d) of the Existing Securities Purchase Agreement as if such representations and warranties were made as of the date hereof and as of the Closing Date (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date) and set forth in their entirety in this Agreement.

(b)           Company Representations.

(i)           The Company represents and warrants to the Investor as set forth in Section 3.1 of the Existing Securities Purchase Agreement as if such representations and warranties were made as of the date hereof and as of the Closing Date (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date, and except as set forth in a Disclosure Schedule attached hereto) and set forth in their entirety in this Agreement.

(ii)           The Company further represents and warrants to the Investor as of the date hereof and as of the Closing Date, as follows:

(1)          Each of the Exchange, the issuance by the Company of the Exchanged Warrant and the issuance by the Company upon exercise of the Exchanged Warrant of the Exchanged Warrant Shares are exempt from registration under the Securities Act.

(2)          The resale of the Exchanged Warrant Shares by the Investor has been registered by the Company under the Securities Act pursuant to the Registration Statement on Form S-1 (Registration Number 333-148644) (the "Registration Statement").  The Registration Statement is effective and available for the resale of the Exchanged Warrant Shares by the Investor in accordance therewith and the Company has not received any notice that the Commission has issued or intends to issue a stop-order with respect to the Registration Statement or that the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so.  The "Plan of Distribution" section under the Registration Statement permits the resale of the Exchanged Warrant Shares by the Investor thereunder.  The Registration Statement and any prospectus included therein, complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of such Registration Statement or any such prospectus, contain or contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the case of any prospectus in the light of the circumstances under which they were made, not misleading.

3.	COVENANTS

(a)           Holding Period.  For the purposes of Rule 144(d), the Company acknowledges that the holding period of the Exchanged Warrant (including the corresponding Exchanged Warrant Shares (assuming cashless exercise of such Exchanged Warrant)) may be tacked onto the holding period of the Existing Warrants (including the corresponding Existing Warrant Shares (assuming cashless exercise of such Exchanged Warrant)).  The Company agrees not to take a position contrary to this Section 3(a).  The Company agrees to take all actions, including, without limitation, the issuance by its legal counsel of any necessary legal opinions, necessary to issue to the Exchanged Warrant Shares without restriction and not containing any restrictive legend without the need for any action by the Investor.

(b)           Listing.  The Company shall take all steps necessary to cause its Common Stock to be approved for listing on its Trading Market (as defined in the Existing Securities Purchase Agreement) and maintain the listing or quotation of such Common Stock on such Trading Market or another Eligible Market (as defined in the Existing Securities Purchase Agreement) (such Trading Market and/or Eligible Market in which the shares of Common Stock are then listed, the "Principal Market"). The Company covenants to promptly file any listing application required by its Trading Market with respect to the Warrant Shares.   The Company will, and will cause its Subsidiaries to, use its reasonable best efforts to avoid any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market.

(c)           Reporting Status.  Until the date on which the Investor shall have sold all the Exchanged Warrant Shares, and the Exchanged Warrant is no longer outstanding, the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(d)           No Integration Actions. None of the Company, any of its affiliates (as defined in Rule 501(b) under the Securities Act) or any person acting on behalf of the Company or such affiliate will sell, offer for sale or solicit offers to buy in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the sale to the Investor or require equityholder approval under the rules and regulations of the Principal Market and the Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the Securities Act or the rules and regulations of the Principal Market with the issuance of Securities contemplated hereby.

(e)           Pledge of Securities.  The Company acknowledges and agrees that the Securities may be pledged by the Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities.  The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document.  The Company hereby agrees to execute and deliver such documentation as any pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by the Investor.

(f)           Electronic Share Delivery.  The Company shall take all steps necessary to cause its Common Stock to remain issuable and eligible (the "DWAC Eligibility") pursuant to the Fast Automated Securities Transfer Program of The Depository Trust Company (or such other equivalent electronic program of DTC) to permit the Investor (or its brokers, as applicable) to receive Exchanged Warrant Shares upon exercise of the Exchanged Warrants electronically, at the Investor's option, by either Deposit/Withdrawal at Custodian or the Direct Registration System Profile (or such other equivalent electronic protocol of DTC).  So long as the Investor holds any Warrants, the Company shall use its best efforts to maintain the DWAC Eligibility of its Common Stock and upon exercise of all or part of the Exchanged Warrant by the Investor, unless otherwise requested by the Investor in writing or with respect to the Exercised Warrant Shares, to cause any Exchanged Warrant Shares related thereto to be issued electronically to the Investor (or its broker, as applicable).

(g)           Additional Covenants, Definitions and Agreements.  Article 1, Sections 4.2 through 4.9, Article 6 and Article 7 of the Existing Securities Purchase Agreement are hereby incorporated by reference herein, mutatis mutandis, provided, that:

(i)           All references to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Existing Securities Purchase Agreement shall mean this Agreement.

(ii)           All references to the "Purchaser" shall mean the Investor.

(iii)           All references to the "Closing" or the "Closing Date" shall have the meaning as set forth herein.

(iv)           All references to "Warrant Shares" shall mean the Exchanged Warrant Shares.

(v)           All references to "Warrants" shall mean the Exchanged Warrant.

(vi)           All references to "Transfer Agent Instructions" shall mean the Exchange Transfer Agent Instructions (as defined below).

(vii)           The phrase "Rule 144(k)" shall be replaced with "Rule 144, without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144(c), including, if applicable, Rule 144(i),"

(viii)                      The defined term "Effectiveness Period" in the Existing Securities Purchase Agreement shall be replaced with:

"Effectiveness Period" means the earlier to occur of (i) such date when all Registrable Securities of the Investor covered by the applicable Registration Statement have been sold and (ii) the later to occur of (x) April 1, 2011 and (y) such date when all Registrable Securities owned by the Investor (including, without limitation, the Exercised Warrant Shares) may be sold pursuant to Rule 144, without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144(c), including, if applicable, Rule 144(i), as evidenced by a written opinion letter to such effect, addressed to the Company's transfer agent and the affected Holders.

4.	FEES AND EXPENSES

Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

5.	CONDITIONS TO COMPANY'S OBLIGATION TO CONSUMMATE THE EXCHANGE.

The obligations of the Company to the Investor hereunder to consummate the Exchange at the Closing are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing the Investor with prior written notice thereof:

(a)           The Investor shall have executed this Agreement and the Exercise Notice and delivered the same to the Company.

(b)           The Investor shall have delivered to the Company the Exercised Warrant Price in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose.

(c)           The Investor shall have delivered to the Company, the Existing Warrant being exchanged at the Closing.

(d)           The representations and warranties of the Investor in Section 2(a) hereof shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date).

6.	CONDITIONS TO THE INVESTOR'S OBLIGATION TO CONSUMMATE THE EXCHANGE.

The obligations of the Investor to the Company hereunder to consummate the Exchange at the Closing are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Investor's sole benefit and may be waived by the Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

(a)           The Company shall have duly executed and delivered to the Investor (i) this Agreement and (ii) the Exchanged Warrant being issued to the Investor at the Closing pursuant to this Agreement.

(b)           The Investor shall have received the opinion of Ronald N. Vance, P.C., the Company's counsel, dated as of the Closing Date, in substantially the form of Exhibit C attached hereto.

(c)           The Company shall have delivered to the Investor a copy of the Irrevocable Transfer Agent Instructions, in the form of Exhibit D attached hereto, which instructions shall have been delivered to and acknowledged in writing by the Company's transfer agent, and included irrevocable written instructions to deliver the certificate with respect to the Exercised Warrant Shares without any restricted legend to the Investor Broker (the "Exchange Transfer Agent Instructions").

(d)           The Company shall have delivered to the Investor a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3.1(c) of the Existing Securities Purchase Agreement, as amended hereby, as adopted by the Company's Board of Directors in a form reasonably acceptable to the Investor, (ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect at the Closing, in the form attached hereto as Exhibit E.

(e)           The representations and warranties of the Company set forth herein shall be true and correct in all respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date.  The Investor shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing Date, to the foregoing effect in the form attached hereto as Exhibit F.

(f)           The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the transactions contemplated hereby.

(g)           The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the Closing Date, by the Commission or the Principal Market from trading on the Principal Market nor, except as set forth in the Company's filings with the Commission, shall suspension by the Commission or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the Commission or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

(h)           The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

7.	MISCELLANEOUS.

(a)           Disclosure of Transactions and Other Material Information.  On or before 8:30 a.m., New York City time, on the fourth Business Day following the date of this Agreement (the "8-K Filing Time"), the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated hereby in the form required by the 1934 Act and attaching the material Transaction Documents that have not previously been filed with the Commission by the Company (including, without limitation, this Agreement and the form of the Exchanged Warrant) as exhibits to such filing (including all attachments, the "8-K Filing").  The Company hereby represents and warrants to the Investor that from and after the filing of the 8-K Filing with the Commission, the Investor shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing.  The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide the Investor with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the 8-K Filing with the Commission without the express written consent of the Investor.  Subject to the foregoing, neither the Company nor the Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Investor, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).  Without the prior written consent of any the Investor, neither the Company nor any of its Subsidiaries or affiliates shall disclose the name of the Investor in any filing, announcement, release or otherwise, unless such disclosure is required by law, regulation or the Principal Market.

(b)           Blue Sky.  If required, the Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Investor at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Investor on or prior to the Closing Date.  The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

(c)           Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(d)           Closing Sets.  As soon as is reasonably practicable after the Closing Date, the Company agrees to deliver, or cause to be delivered, to the Investor and Schulte Roth & Zabel LLP executed copies of this Agreement and any other document required to be delivered to any party pursuant to Sections 5 or 6 hereof.

(e)           Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(f)           Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(g)           Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(h)           No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i)           Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j)           No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(k)           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns in accordance with the terms of the Existing Securities Purchase Agreement.

(l)           Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:

White Mountain Titanium Corporation
1508-999 West Hastings Street
Vancouver, British Columbia
Canada  V6C 2W2
Telephone No.: 604 408-2333
Facsimile No.:  604 669-4776
Attn:  Brian Flower, Chairman

with a copy (for informational purposes only) to:

Ronald N. Vance, P.C.
1656 Reunion Avenue
Suite 250
South Jordan, UT 84095
Telephone:        (801) 446-8802
Facsimile:          (801) 446-8803
Attention:          Ronald N. Vance, Esq.

If to the Investor, to:

c/o Rubicon Fund Management LLP
103 Mount St.
London W1K2TJ
United Kingdom
Telephone:  +44 207 074 4200
Facsimile:   +44 207-074 4299
Attention:         Joe Leitch
                          Zeeshan Kanji

with a copy (for informational purposes only) to:

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York  10022
Telephone:       (212) 756-2000
Facsimile:         (212) 593-5955
Attention:         Peter Halasz, Esq.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(m)           Remedies.  The Investor and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law.  Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Investor.  The Company therefore agrees that the Investor shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(n)           Survival.  The representations and warranties of the Company and the Investor contained in Section 2 and the agreements and covenants set forth herein shall survive the Closing and delivery and conversion of the Securities, as applicable.

(o)           Indemnification.  In consideration of the Investor's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Purchaser and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees"), as incurred, from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (iii) the status of the Investor or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents.  To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.  Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 7(o) shall be the same as those set forth in Section 6.4 of the Existing Securities Purchase Agreement.

(p)           Entire Agreement; Amendments.  This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Investor.  No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

 [Signature Page Follows]

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Exchange Agreement to be duly executed as of the date first written above.

COMPANY:

WHITE MOUNTAIN TITANIUM CORPORATION

By:	/s/ Michael Kurtanjek
Name: Michael Kurtanjek
Title: President and CEO

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Exchange Agreement to be duly executed as of the date first written above.

INVESTOR:

RUBICON MASTER FUND
By:	Rubicon Fund Management LLP,
Its investment manager

By:	/s/ H. Joseph Leitch
H. Joseph Leitch, Partner

[Signature Page to Exchange Agreement]